J a n u a r y 2 0 2 6 Mirum Pharmaceuticals: Delivering High Impact Medicines for Rare Disease Exhibit 99.2

Forward-Looking Statements This presentation contains "forward-looking" statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our potential acquisition of Bluejay Therapeutics (“Bluejay”), our business strategy, objectives and opportunities, including the future opportunities and clinical and regulatory milestones for LIVMARLI, CHOLBAM, CTEXLI or Chenodiol, our product candidates and the product candidates that we may acquire if the acquisition of Bluejay is completed. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements, including, but not limited to: the failure of our acquisition of Bluejay to be completed for any reason; the results, enrollment, conduct and progress of Bluejay’s ongoing studies for its product candidates; the results, enrollment, conduct and progress of our ongoing and planned studies for our product candidates, including in-licensed product candidates, and our plans and expectations for commercializing LIVMARLI, CHOLBAM and CTEXLI in the United States and rest of world; the costs of our business strategy, commercialization plans and development programs, the financial impact or revenues from any commercialization we undertake; estimates of the number of patients impacted by the diseases or related diseases that we seek or Bluejay has sought to treat and who are appropriate for treatment with our commercial products; the potential clinical benefits of LIVMARLI, CHOLBAM and CTEXLI (or chenodiol tablets under other brand names) and any of our product candidates, including volixibat and MRM-3379; our expected growth, including the potential integration of Bluejay and its operations if the acquisition is completed; our ability to obtain necessary regulatory approvals for our and Bluejay’s product candidates or predictions of the outcome of any regulatory consideration and, if and when approved, market acceptance of our products; our dependence on third-party clinical research organizations, manufacturers, suppliers and distributors; the design, implementation, timelines and outcomes of our clinical trials; the impact of competitive products and therapies; our ability to obtain necessary additional capital; our ability to attract and retain key employees; our ability to manage the growth and complexity of our organization; our ability to maintain, protect and enhance our intellectual property; and our ability to continue to stay in compliance with applicable laws and regulations. You should refer to the section entitled “Risk Factors” set forth in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings we make with the Securities and Exchange Commission (SEC) from time to time (available at http://www.sec.gov) for a discussion of important factors that may cause our actual results to differ materially from those expressed or implied by our forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update any forward-looking statements after the date of this presentation except as may be required by law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. These data involve a number of assumptions and limitations, and Mirum makes no representation as to the accuracy of such estimates. Projections, assumptions and estimates of the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration or other relevant regulatory authorities. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. 2 mirum

+ *Proposed Acquisition of Bluejay Therapeutics*[1]

Strong Commercial Performance


CAGR 91%
75
179
336
520
2022
2023
2024
2025E
Net Product Sales ($M)[2]

$630-$650M 2026 Net Product Sales Guidance

4 FDA Breakthrough Designations[3]

4

Potentially Registrational Topline Readouts

Expected in Next 18 Months[4]

vistas AZURE VANTAGE EXPAND

$4B+

Peak Revenue Potential of Mirum Portfolio[5]

Delivering Significant Value Through a Purpose-Built Rare Disease Model

[1] Assuming closing of proposed acquisition of Bluejay Therapeutics, expected in January 2026, subject to customary closing conditions
[2] Annual net product sales 2022-2024 and preliminary unaudited 2025 net product sales subject to completion of financial closing procedures
[3] Includes designations for Mirum's existing products and product candidates as well as brelovitug (for illustrative purposes) assuming the completion of the proposed acquisition
[4] Mirum's existing product candidates and, for illustrative purposes, includes brelovitug, assuming closing of proposed acquisition
[5] Mirum estimates of peak revenue potential, includes brelovitug for illustrative purposes assuming completion of proposed acquisition

3

Commercial Portfolio with Pipeline of Growth Opportunities

3 APPROVED RARE DISEASE MEDICINES, 5 ADDITIONAL INDICATIONS IN DEVELOPMENT IN HIGH-NEED ORPHAN INDICATIONS

	Indication	Preclinical	Phase 1	Phase 2 and Phase 3	Approved
Livmarli® (maralixibat)	Alagille Syndrome (ALGS)[1]	FDA and EMA approved			
	Progressive Familial Intrahepatic Cholestasis (PFIC)[2]	FDA and EMA approved			
	Cholestatic Pruritus (Additional Settings)[3]	EXPAND Phase 3, topline data expected Q4 2026			
Ctexli® (chenodiol) tablets 250mg	Cerebrotendinous Xanthomatosis (CTX)[4]	FDA approved			
Cholbam® (cholic acid) capsules	Bile Acid Synthesis Disorders (BASD)[5]	FDA approved			
volixibat	Primary Sclerosing Cholangitis (PSC)	VISTAS Phase 2b positive interim analysis, confirmatory topline data expected Q2 2026			
	Primary Biliary Cholangitis (PBC)	VANTAGE Phase 2b positive interim analysis, expect enrollment completion H2 2026			*Granted FDA Breakthrough Therapy Designation*
MRM-3379	Fragile X Syndrome (FXS)	BLOOM Phase 2, topline data expected in 2027			
Bluejay brelovitug[6]	Hepatitis Delta Virus (HDV)	AZURE 1 & 4, Phase 3 topline data expected H2 2026 (US registrational program) AZURE 2 & 3, Phase 3 topline data expected H1 2028 (EU registrational program)			*Granted FDA Breakthrough Therapy and EMA PRIME Designations*

[1]Received U.S. FDA approval for cholestatic pruritus in patients with Alagille syndrome 3 months of age and older. European Commission has granted marketing authorization for LIVMARLI® (maralixibat) oral solution for the treatment of cholestatic pruritus in patients with Alagille syndrome 2 months of age and older
[2]Received U.S. FDA approval for cholestatic pruritus in patients with PFIC 12 months of age and older. European Commission has granted marketing authorization for LIVMARLI® (maralixibat) oral solution for the treatment of PFIC in patients 3 months of age and older
[3]Using liquid oral formulation for the EXPAND study looking at patients with additional settings of ultra-rare cholestatic pruritus, excluding PSC, PBC, ICP, ALGS and PFIC
[4]Received U.S. FDA approval for the treatment of adults with cerebrotendinous xanthomatosis (CTX)
[5]Bile acid synthesis disorders include Peroxisome biogenesis disorder-Zellweger Spectrum Disorder (PBD-ZSD)
[6]For illustrative purposes, assuming closing of proposed acquisition, which remains subject to customary closing conditions

4

Strong Execution Positions Mirum as a Global Rare Disease Leader 5 Hepatology & GI Rare Genetic Neurology & Metabolics 1 Estimate as of December 31, 2025 is preliminary and unaudited and is subject to completion of financial closing procedures. Additional information and disclosure would be required for a more complete understanding of the company's financial position and results of operations as of December 31, 2025 2 2026 Net Product Sales Guidance 3 Mirum estimates of peak revenue potential, includes brelovitug for illustrative purposes assuming completion of proposed acquisition $1Bn+ $1Bn+ $75M $179M $336M $520M 2022 2023 2024 2025E 2026E $630-$650M 1 Annual Net Product SalesGlobal Commercial Reach Portfolio with Multi-Billion Dollar Revenue Potential3 $1Bn+ Volixibat PSC and PBC MRM-3379 FXS LIVMARLI ALGS, PFIC & Ultra-Rare Cholestasis Brelovitug HDV $750M+ 2

Alagille Syndrome (ALGS) Progressive Familial Intrahepatic Cholestasis (PFIC) LIVMARLI®

IBAT Inhibition In Cholestatic Liver Disease

Targeting IBAT Removes Circulating Bile Acids Addressing Toxic Bile Acid Accumulation

Cholestatic Liver Disease

Defined by impaired bile flow & hepatotoxic build-up of bile acids

- **Severe pruritus**
- **Cellular damage**
- **Poor outcomes**

Targeting IBAT Lowers Bile Acids

Mechanism directly addresses bile acid accumulation



Inhibits reuptake by IBAT & prevents recirculation
Increases fecal bile acid excretion

IBAT Inhibition Clinical Benefits[1-5]

Increased:
- Transplant-free survival
- Quality of life
- Growth

Decreased:
- Pruritus
- Bilirubin (PFIC)
- Xanthomas (ALGS)

1. Gonzales E et al. *Lancet*. 2021;398:1581-1592. 2. Loomes KM et al. *Hepatol Commun*. 2022;6(9):2379-2390. 3. Thompson R. Serum bile acid control in long-term maralixibat-treated patients is associated with native liver survival in children with progressive familial intrahepatic cholestasis due to bile salt export pump deficiency. Presented at: EASL 2020; August 2020. Accessed April 29, 2021. https://linkinghub.elsevier.com/retrieve/pii/S0168827820307571 4. van Wessel DBE et al. *J Hepatol*. 2021;73(1):84-93. 5. Sokol J, Gonzales E, Kamath BM, et al. Predictors of 6-year event-free survival in patients with Alagille syndrome treated with maralixibat, an IBAT inhibitor. Paper presented at: European Society for Paediatric Gastroenterology, Hepatology and Nutrition (ESPGHAN): Annual Meeting; June 22-25, 2022; Copenhagen, Denmark.

7

LIVMARLI: A Leading Medicine for Ultra-Rare Cholestatic Pruritus 8 1 Estimate as of December 31, 2025 is preliminary and unaudited and is subject to completion of financial closing procedures. Additional information and disclosure would be required for a more complete understanding of the company's financial position and results of operations as of December 31, 2025. $75M $142M $213M $359M 2022 2023 2024 2025E 69% YoY Growth Annual Net Product Sales Available in Both Oral Solution and Tablet Formulation 1

Expanding Impact in Ultra-Rare Cholestatic Pruritus 9 ALGS PFIC EXPAND Approved 4,000-5,500 US/EU prevalence ~200/yr annual incidence Approved 1,000+ US/EU prevalence 70+/yr annual incidence Phase 3 Ultra-Rare Cholestasis 1,000+ potential US/EU prevalence Path to Sustained Long-Term Growth ✓ Continued growth in new Rx ✓ Strong adherence & persistence ✓ Weight-based dosing ✓ Int’l market expansion ✓ IP Protection to 2040+

CHOLBAM® & CTEXLI® Bile Acid Portfolio

Bile Acid Replacement Therapies for Rare Genetic Diseases 11 Impaired Bile Acid Synthesis Driven by single-enzyme defects and peroxisomal (PEX) disorders Bile Acid Replacement Therapies Provide Bile Acids the Liver Cannot Produce Peroxisome biogenesis disorder- Zellweger Spectrum Disorder (PBD-ZSD) Smith-Lemli-Optiz Syndrome (SLOS) Deficiency of bile acids CDCA, CA Accumulation of toxic intermediates • Progressive liver disease • Impairment of organ function • Irreparable neurological damage • Significant morbidity 7-DHC 5β-RD CYP27A1 Cholesterol Defects in genes and enzymes involved in production of essential bile acids PEX Bile Acid Replacement Therapies ✓ Restoration of bile acid homeostasis ✓ Reduction of toxic intermediates ✓ Improvement and prevention of adverse clinical manifestations Bile Acid Synthesis Disorders (BASD) Cerebrotendinous Xanthomatosis (CTX) CDCA: chenodeoxycholic acid, CA: Cholic Acid

Growing Business with Significant Commercial Synergies

Bile Acid Portfolio Addresses Multiple High Need Settings

Ctexli® (chenodiol) tablets 250mg — **CTX** Approved

Cholbam® (cholic acid) capsules — **BASD PBD-ZSD** Approved

Increased Awareness & Diagnosis Driving Growth



$103
$109
$123
$161
2022
2023 [1]
2024
2025E [2]
Annual Net Product Sales ($M)

[1] Travere Therapeutics, Inc. and Mirum Pharmaceuticals, Inc. 10-K filings; 2023 net product sales excludes an approximate ~$5M reserve recorded by Travere Therapeutics, Inc. for potential repayment obligations attributed to 2015-2020 net product sales in France

[2] Estimate as of December 31, 2025 is preliminary and unaudited and is subject to completion of financial closing procedures. Additional information and disclosure would be required for a more complete understanding of the company's financial position and results of operations as of December 31, 2025.

CTX - cerebrotendinous xanthomatosis; BASD - bile acid synthesis disorders include Peroxisome biogenesis disorder-Zellweger Spectrum Disorder (PBD-ZSD)

12

Significant Expansion Opportunities within Pipeline Indications Pipeline

LIVMARLI

LIVMARLI Label Expansion Opportunity in Cholestatic Pruritus 15 Broad Unmet Need in Multiple Ultra-Rare Cholestatic Conditions 1 Mirum Market Research Pruritus in Ultra-Rare Cholestatic Settings Elevated sBA Severe pruritus Stunted growth Impaired QoL Characteristic Cholestatic Burden Estimated Addressable US/EU Patients 1,000+ with cholestatic pruritus1 LIVMARLI Is Uniquely Positioned to Address the Burden of Cholestatic Pruritus e.g., Biliary Atresia, Secondary Sclerosing Cholangitis, Others

EXPAND Phase 3 Study Enrolling

EXPAND



20wk
+20wks
Patients with Cholestatic Pruritus n~45
LIVMARLI 285ug/kg BID[1]
PBO
LIVMARLI Open Label Extension
Primary Endpoint

Key Inclusion Criteria

- Diagnosis of cholestatic liver disease excluding ALGS, PFIC, PSC, PBC, and ICP
- Moderate to severe cholestatic pruritus
- Total sBA >2× ULN

Primary Endpoint

Change in pruritus from Baseline to 20wk

Secondary Endpoints

Safety & tolerability

Markers of disease and QoL

Topline Data Expected Q4 2026

16

[1] LIVMARLI 285ug/kg is equivalent to 300 ug/kg maralixibat chloride. BID, twice daily

IBAT Inhibitor for Cholestasis in Adults Volixibat

PSC and PBC: Immuno-inflammatory Rare Liver Disease

Elevated Bile Acid Levels Drive Severe Symptom Burden (Pruritus, Fatigue) and Progressive Liver Disease

Bile Acid Overload

Obstruction of bile flow via impairment of intrahepatic and extrahepatic bile ducts

PSC: fibrotic strictures of bile ducts
54,000 patients US/EU
65% of patients with active pruritus



PBC: inflammatory driven cholestasis
230,000 patients US/EU
60% of patients with active pruritus

Bile Acid Accumulation Associated with:

- Severe symptomatic burden
- Reduced bile acid synthesis
- Inflammation and fibrosis of bile ducts and liver
- Progressive liver damage

IBAT inhibition Reduces Pruritus and sBA in PSC & PBC

18

Phase 2b Study of Volixibat in PSC Patients with Cholestatic Pruritus

Positive Interim Analysis

Exceeded prespecified efficacy and safety thresholds for continuation

20 mg BID dose selected

VISTAS continues with no changes

vistas

EFFICACY & SAFETY OF VOLIXIBAT IN THE TREATMENT OF CHOLESTATIC PRURITUS IN PATIENTS WITH PSC



PSC patients with moderate-to-severe pruritus
28wk
2+ years
VLX 20mg BID[1]
PBO
VLX Open Label Extension
Confirmatory Analysis
(n = ~120)

Primary Endpoint

Change in pruritus from baseline to 28wk

Confirmatory Topline Data Expected Q2 2026

[1] Participants are randomized 1:1 between Volixibat 20mg and Placebo. BID, twice daily

19

Primary Sclerosing Cholangitis

PSC: Pruritus is Common and Often Moderate to Severe

Pruritus is a Registrational Endpoint

Pruritus Is a Significant Burden

8

Median worst itch score (0-10 NRS) from last itching episode[1]

> *"This debilitating itch is merciless, all consuming, and overwhelming."*
> *- Kristina, patient with PSC[1]*

> *"It is…like your blood is itchy. The bile is in your blood…you can't reach the itch."*
> *- Nicola, patient with PSC[1]*

No Approved Therapies; Significant Opportunity in PSC



~30k
65%
with active pruritus

PSC Patients in the US[2]

PSC US Patients with Pruritus

Often Moderate to Severe

~20k

1 Kowdley KV, et al. Presented at EASL 2022. Survey conducted in 482 patients with PSC; not all patients responded to all questions
2 Mirum Market Research

21

IBAT Inhibition Reduces Pruritus and Serum Bile Acids in PSC 22 CAMEO Study: Open label maralixibat 10mg QD for 14wks, N=27 ItchRO: 0-10 Numerical Rating Scale (0=No Itch, 10=Worst Itch Imaginable) All values are mean (95% CI) Volixibat: Highly Active on Bile Acid Pathway; 48-Week Safety Data in Prior Studies 0 10 20 30 40 50 60 70 CAMEO Study IBAT inhibitor Proof of Concept in PSC Data from patients with ItchRO >3 at Baseline, n=8 Baseline Week 14/ET Pruritus -70% Mean (SE) ItchRO Weekly Sum Score (Max = 70) 0 20 40 60 80 100 Bile Acids -40% Mean (SE) sBA levels (umol/L) Baseline Week 14/ET Δ -28.3 (-42.2, -14.3) P = 0.0078 Δ -32.06 (−75.0, 10.9) P = 0.078 Significant Reductions in Pruritus and Bile Acids

Primary Biliary Cholangitis

PBC: Most Prevalent Cholestatic Liver Disease

Significant Opportunity Across 1st & 2nd Line Settings

No approved therapies for pruritus

> *I found myself itching my arms so much that I had bruises on my arms...*
> *- Rose, patient with PBC[1]*

> *I began itching all over...It was unlike any itch I ever experienced. I scratched so much, my skin was raw.*
> *- Donna, patient with PBC[1]*


~85k
60% controlled on UDCA (1st Line)
40% uncontrolled on UDCA (2nd Line)
31k with active pruritus
20k with active pruritus
~50k

PBC Patients with Pruritus in the US
Often Moderate to Severe

Diagnosed PBC Patients in the US[2]
Similar rate of pruritus in 1st & 2nd line (~60%)

[1]PBCers Organization. PBCers Stories. Retrieved from website https://pbcers.org/stories/. Accessed October 23, 2024.
[2]Mirum Market Research

24

Phase 2b Study of Volixibat in PBC Patients with Cholestatic Pruritus 251 Participants are randomized 1:1 between Volixibat 20mg and Placebo. BID, twice daily 2+ years Confirmatory Analysis (n = up to 200) VLX 20mg BID1 VLX Open Label Extension 28wk PBO PBC patients with moderate-to-severe pruritus Enrollment Completion Expected H2 2026 Primary Endpoint Change in pruritus from baseline to 28wk Positive Interim Analysis Rapid and statistically significant improvement in pruritus Reductions in sBA and improvements in fatigue 20 mg BID dose selected Granted FDA Breakthrough Therapy Designation

VANTAGE Interim Analysis: Baseline Characteristics Well Balanced 26 Characteristic Volixibat BID 20mg (n=10) Volixibat BID 80 mg (n=10) Placebo (n=11) Age (years), mean (SD) 53.9 (15.8) 52.3 (5.9) 62.1 (9.7) Female, n (%) 8 (80) 9 (90) 10 (91) Adult ItchRO Score, mean (SD) 6.8 (1.6) 6.3 (1.8) 6.2 (1.5) sBA in umol/L, mean (SD) 53 (53) 44 (73) 31 (52) ALP (U/L), mean (SD) 238 (134) 232 (107) 167 (114) Kowdley et al, AASLD 2024 Adult ItchRO is a 0-10 worst-itch numerical rating scale completed once daily

VANTAGE Interim Analysis: Reduction in Pruritus from Baseline 27 Heneghan et al, EASL 2025 1Adult ItchRO is a 0-10 worst itch numerical rating scale where 0 = no itch and 10 = worst possible itch 2LS mean (95% CI) change from Baseline to the average of the last 12 weeks of treatment. LS means and P values were calculated using an MMRM model. RAPID AND STATISTICALLY SIGNIFICANT REDUCTIONS IN PRURITUS -2.4 (P=0.0039) -2.6 (P=0.0010) PBO Adjusted Response2: VLX 20mg VLX 80mg VLX 80 mg BID (n=10)VLX 20 mg BID (n=10) Placebo (n=11) C FB in A d u lt It ch R O 1 Week -6 -5 -4 -3 -2 -1 0 1 BL 28 Average Pruritus Score (Adult ItchRO) Over 28 Weeks Im p ro ve m e n t

VANTAGE Interim Analysis: Other Observations 28 • Significant reduction in pruritus as early as Week 1 • Significant improvements in fatigue at Week 16 • 70% of patients on volixibat achieved >50% reduction in sBA • No new safety signals: – No clinically meaningful changes in liver laboratory tests for patients on volixibat – 77% of patients on volixibat experienced diarrhea which was mild in severity and led to 1 discontinuation – 3 patients experienced serious TEAEs, including one in the placebo arm; none related to study drug Kowdley et al, AASLD 2024

MRM-3379 PDE4D Inhibitor for Fragile X Syndrome (FXS)

Fragile X Syndrome (FXS): Rare X-Linked Genetic Disorder

Mutation in the X-linked FMR1 Gene Decreases cAMP


FMRP
cAMP

Impaired Cognition, Learning and Behavior

- Leading inherited form of intellectual disability and autism spectrum disorder
- Symptoms more pronounced in males
- Diagnosed by genetic testing

~50,000

Males in the US/EU with FXS
~2/3 with full mutation of FMR1 gene[1]

No Approved Therapies for FXS

[1]Hunter et al.– *American Journal of Medical Genetics* 2014

30

MRM-3379: Selective PDE4D inhibitor for FXS 31 In FXS patients, PDE4D inhibition improves cognition and daily function1 PDE4D Regulates cellular signaling by breaking down cAMP cAMP levels Highly expressed in brain regions critical for learning, memory, emotional regulation PDE4-D Inhibition FXS • Oral, selective PDE4D inhibitor • 5:1 brain/plasma ratio, potentially increasing therapeutic window • Efficacy in preclinical models of memory • Well tolerated in SAD and MAD clinical trials MRM-3379 Phase 2 Dose Ranging Study Initiated 1 Kravis et al., Nature Medicine 2021

MRM-3379 Was Evaluated in a Mouse Model of FXS 32Carter, et al. FXS-NDD 2025 MRM-3379 improved multiple behavioral domains relevant to the FXS phenotype in a mouse model Hyperactivity Phenotype Was Reversed Nesting Phenotype Was Reversed Marble Burying Phenotype Was Reversed FMR1 KO2 Mouse Model of FXS Results support the potential for MRM-3379 as a treatment for FXS

Phase 2 Study of MRM-3379 in Fragile X Syndrome 33 Primary Endpoint Safety & tolerability Key Secondary Endpoint NIH-TCB Crystallized Cognition Composite (CCC) Composed from the Picture Vocabulary Test (PVT) and Oral Reading Recognition Test (ORRT) Key Inclusion Criteria • Males, 13-45 years of age • Diagnosis of FXS with full mutation (≥200 CGG repetitions) 13 to <16 years, N=8 Topline Data Expected 2027 12wk PBO MRM-3379: 3 Dose Arms Primary and Secondary Endpoints MRM-3379 Open Label 16-45 years, N=52 1:1:1:1 Main cohort randomized in a 1:1:1:1 ratio to one of four 12-week treatment arms of MRM-3379 or PBO Participants 13 to <16 years of age with FXS will be enrolled in parallel to the main cohort to receive open-label MRM-3379

Chronic Hepatitis Delta Virus (HDV) Mirum's acquisition of brelovitug from Bluejay Therapeutics, Inc. remains subject to regulatory approval. The information in this section is derived from public information and Mirum's internal research. Brelovitug

HDV Is the Most Severe Form of Viral Hepatitis

No Approved Therapies in the US

Hepatitis Delta Virus



HDV
HBV
large HBsAg
HDV genome
medium HBsAg
large HDAg
small HDAg
small HBsAg
HBV genome
HBcAg
DNA polymerase

Requires Hepatitis B coinfection

Hepatitis B Surface Antigen (HBsAg) necessary for HDV to replicate and spread

>50%

Liver-Related **Death in 10 Years**[1]

5yrs

Avg. Progression to **Cirrhosis** and **Liver Failure**[2]

3x

Risk of **Liver Cancer (HCC)** vs. HBV[3]

~15,000

US pts diagnosed, insured, under care[4]

↓

~40,000 Est. US Prevalence

>230,000 prevalence US/EU, >12M WW

A significant global unmet need

[1]Negro, F. & Lok, A. S JAMA 2023
[2]Miao et al, The Journal of Infectious Diseases 2019
[3]Sagnelli, C. *et al.* HBV/HDV Co-Infection: Epidemiological and Clinical Changes, Recent Knowledge and Future Challenges. *Life* **11**, 169 (2021).
[4]Mirum estimates

35

Brelovitug: Preliminary Efficacy and Favorable Safety Profile in HDV

Brelovitug

Fully human anti-HBsAg monoclonal antibody
SC injection 1x Weekly or 1x Monthly



Binds to HBsAg
Neutralizes HDV/HBV
Clears virions & subviral particles

100% **Virologic Response**
Demonstrated in P2 Clinical Trial

Phase 2 Study Results

High rate of virologic response and ALT normalization at 48wks[1]



Virologic Response
(HDV RNA ≥2 log reduction or TND)
Virologic response + ALT normalization
FDA Endpoint for Accelerated Approval
100%
n=18
100%
n=18
65%
n=17
82%
n=17
300mg 1x Weekly
900mg 1x Monthly
300mg 1x Weekly
900mg 1x Monthly

Safety: Parallel ALT reductions; Low rates of flulike symptoms,
No >grade 2 AEs, no SAEs, no discontinuations due to AEs

Granted FDA Breakthrough & EU PRIME Designations

[1]Agarwal et al, AASLD 2025

36

Ongoing Brelovitug Phase 3 Trials Supporting FDA and EMA Filings 37 1 Patients in delayed Tx start arm switch to 300mg 1x Weekly at week 12 2 Virologic Response = HDV RNA ≥2 log reduction or TND 300mg 1x Weekly vs 900mg 1x Monthly vs Delayed Tx Start Primary Endpoint Week 24 Virologic Response2 + ALT normalization Primary Endpoint Week 24 Virologic Response (Proportion TND) 24wk Extension (96wks) Delayed Tx→ 300mg 1x Weekly 24wk Extension (96wks) 48wk Primary Endpoint Week 48 TND + ALT normalization n=80 2:1:1 All Studies Enrolling; No ALT Limitation for Study Participation AZURE 1 300mg 1x Weekly vs bulevirtide 2mg daily 24wk Extension (up to 96wks) BLV → 300mg 1x Weekly AZURE 4 300mg 1x Weekly vs bulevirtide 2mg SC daily 300mg 1x Weekly vs 900mg 1x Monthly vs Delayed Tx Start1 Extension (48wks) BLV → 300mg 1x Weekly n=120 1:1 n=172 3:1 n=200 2:2:1 AZURE 3 AZURE 2 FDA Registration Enabling Studies Topline Data Expected H2 2026 EMA Registration Enabling Studies Interim Analysis n=50

Delivering High Impact Medicines for Rare Disease Mirum Pharmaceuticals

Well-Positioned to Execute on Our Planned Strategy

★ 4 potentially registrational topline readouts expected in the next 18 months[1]

mirum

2026 FY Guidance

$630-650M

2026 Net Product Sales Guidance

Cash Flow Positive in 2027

$392M Cash Balance[3]

2026

- ❑ ★ **VISTAS (PSC) topline results in Q2**
- ❑ AZURE-1 (HDV) Interim Analysis in Q2[2]
- ❑ VANTAGE (PBC) complete enrollment in H2
- ❑ Volixibat PSC NDA submission in H2
- ❑ ★ **AZURE-1 & 4 (HDV) topline results in H2[2]**
- ❑ ★ **EXPAND topline results in Q4**

2027

- ❑ ★ **VANTAGE (PBC) topline results in H1**
- ❑ Volixibat PSC Approval/Launch in H1
- ❑ Brelovitug HDV BLA Submission H1[2]
- ❑ Brelovitug HDV Approval & Launch H2[2]
- ❑ BLOOM (FXS) study topline results

[1] Includes Mirum's existing product candidates and, for illustrative purposes, assumes closing of proposed acquisition, which remains subject to customary closing conditions
[2] For illustrative purposes, assuming closing of proposed acquisition
3 Cash, cash equivalents and investments as of Dec 31, 2025, preliminary and unaudited and is subject to completion of financial closing procedures. Additional information and disclosure would be required for a more complete understanding of the company's financial position and results of operations as of December 31, 2025.

39

©2026 Mirum Pharmaceuticals, Inc. All rights reserved. All service marks, trademarks and tradenames appearing in this presentation are the property of their respective owners. Solely for convenience, the trademarks and tradenames referred to in this presentation appear without the ® and symbols, but those references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights, or the right of the applicable licensor to these trademarks and tradenames. The information herein is for informational purposes only and represents the current view of Mirum Pharmaceuticals, Inc. as of the date of this presentation (or as of an earlier date if specifically noted). Thank You

Supplemental Materials

LIVMARLI Important Safety Information 42 IMPORTANT SAFETY INFORMATION LIVMARLI can cause serious side effects, including: Liver injury: Changes in certain liver tests are common in patients with Alagille syndrome and PFIC but can worsen during treatment. These changes may be a sign of liver injury. In PFIC, this can be serious or may lead to liver transplant or death. Your healthcare provider should do blood tests and physical exams before starting and during treatment to check your liver function. Stomach and intestinal (gastrointestinal) problems: LIVMARLI can cause stomach and intestinal problems, including diarrhea and stomach pain during treatment. Fat Soluble Vitamin Deficiency: A condition called Fat Soluble Vitamin (FSV) Deficiency caused by low levels of certain vitamins (vitamin A, D, E, and K) stored in body fat is common in patients with Alagille syndrome and PFIC but may worsen during treatment.

CHOLBAM Important Safety Information LIMITATIONS OF USE The safety and effectiveness of CHOLBAM on extrahepatic manifestations of bile acid synthesis disorders due to single enzyme defects or peroxisomal disorders, including Zellweger spectrum disorders, have not been established. IMPORTANT SAFETY INFORMATION WARNINGS AND PRECAUTIONS – Exacerbation of liver impairment • Monitor liver function and discontinue CHOLBAM in patients who develop worsening of liver function while on treatment. • Concurrent elevations of serum gamma glutamyltransferase (GGT) and alanine aminotransferase (ALT) may indicate CHOLBAM overdose. • Discontinue treatment with CHOLBAM at any time if there are clinical or laboratory indicators of worsening liver function or cholestasis. ADVERSE REACTIONS • The most common adverse reactions (≥1%) are diarrhea, reflux esophagitis, malaise, jaundice, skin lesion, nausea, abdominal pain, intestinal polyp, urinary tract infection, and peripheral neuropathy. 43

CTEXLI Important Safety Information IMPORTANT SAFETY INFORMATION CTEXLI can cause side effects, including: Liver Injury: You will need to undergo laboratory testing before starting and while taking CTEXLI to check your liver function. Changes in certain liver tests may occur during treatment and may be a sign of liver injury. This can be serious. Stop taking CTEXLI immediately and tell your healthcare provider right away if you get any signs or symptoms of liver problems, including, stomach (abdomen) pain, bruising, dark-colored urine, feeling tired (fatigue), bleeding, yellowing of the skin and eyes, nausea, and itching. Most Common Side Effects: Diarrhea, headache, stomach pain, constipation, high blood pressure, muscular weakness, and upper respiratory tract infection. Tell your health care provider about all the medications that you take, as CTEXLI may interact with other medicines. 44

Mirum Quarterly Net Product Sales Net Product Sales ($M) Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025E1 FY 2025E1 LIVMARLI US 30.8 35.5 43.5 44.7 154.5 49.5 56.9 64.2 74 243 LIVMARLI International 12.1 11.7 15.6 19.4 58.8 23.7 31.2 28.1 33 116 LIVMARLI Total 42.8 47.2 59.1 64.1 213.3 73.2 88.2 92.2 106 359 BAP Total 26.1 30.5 31.2 35.3 123.1 38.4 39.6 40.8 43 161 Total Net Product Sales 68.9 77.8 90.3 99.4 336.4 111.6 127.8 133.0 149 520 45 1Estimate as of December 31, 2025 is preliminary and unaudited and is subject to completion of financial closing procedures. Additional information and disclosure would be required for a more complete understanding of the company's financial position and results of operations as of December 31, 2025. * * * * Quarterly sales include recognition of sales to Takeda

LIVMARLI Available in Both Oral Solution and Tablet Formulation 46 One LIVMARLI Tablet Per Dose Size for comparison 10mg 15mg 20mg 30mg Flexible Dosing Options for Patients Supplemental Material

Supplemental Material

ALGS: A Debilitating Disease with Severe Cholestasis

Alagille Syndrome

Genetic disease leading to severe cholestasis, unbearable pruritus and multi-system effects

88%
Affected by cholestatic pruritus

6 in 10
Progress to transplant or death by adulthood

Livmarli®
(maralixibat)

Lowers Serum Bile Acids	**83%**	of patients experienced ≥20% reduction in sBA levels
Significantly Reduces Pruritus	**84%**	of participants experienced ≥1 point reduction in ItchRO[Obs] in cholestatic pruritus
Pruritus Reduction Leads to Improved Transplant-Free Survival	**93%**	of patients with a >1-point reduction in ItchRO[Obs] remained transplant-free 6 years after starting LIVMARLI*

Kamath BM et al. *J Pediatr Gastroenterol Nutri.* 2018, Kamath BM et al, Liver Transpl 2012, Vandriel SM, et al. EASL 2020 (oral presentation), Gonzales E et al. Lancet. 2021;398:1581-1592.
*Post Hoc Analysis, included data from 3 long-term studies (N=76); Transplant-free survival was defined as time to liver transplant or death; Sokol J, Gonzales E, Kamath BM, et al. ESPGHAN: Annual Meeting 2022

47

ICONIC: ALGS Pivotal Study Shows Significant Long-term Benefit 1 Gonzales E et al. Lancet. 2021;398:1581-1592. -100 -80 -60 -40 -20 0 Week 18 Week 48 Se ru m b ile a ci d ( μ m o l/ L) Reduced sBA -2.5 -2 -1.5 -1 -0.5 0 Week 18 Week 48 It ch R O (O b s) Reduced Pruritus 84% of participants experienced clinically meaningful improvements (≥1 point reduction in ItchRO[Obs]) in cholestatic pruritus LIVMARLI also improved other key symptoms of ALGS including growth, quality of life, and fatigue. Clinically Meaningful and Sustained Improvements in Pruritus, sBA, Growth, and QoL from Baseline.1 83% of patients experienced ≥20% reduction in sBA levels View data published in The Lancet Supplemental Material 48

Supplemental Material

Significant Improvement in Transplant-Free Survival in Patients with ALGS Treated with LIVMARLI

Post-hoc Analysis of Long-Term Impact: >1-point Reduction in ItchRO[Obs] Was a Predictor of Transplant-Free Survival*

Transplant-Free Survival Over 6 Years of Treatment with LIVMARLI*


Assessment of itch at Week 48
6 years
93% TRANSPLANT FREE
57% TRANSPLANT FREE
ItchRO(Obs) >1-pt reduction
ItchRO(Obs) ≤1-pt reduction
Censored
Transplant-free survival (%)
100 90 80 70 60 50 40 30 20 10 0
0 52 104 156 208 260 312 364 416
Time from first dose (weeks)
N 46 46 42 38 37 31 13 1 0
N 30 30 23 20 18 12 5 2 0

93% of patients remained transplant-free 6 years after starting LIVMARLI

57% of patients who had ≤1-point reduction in ItchRO(Obs) (n=30) remained transplant-free 6 years after starting LIVMARLI

*Transplant-free survival was defined as time to liver transplant or death; post-hoc analysis included data from 3 long-term studies (N=76)

Sokol J, Gonzales E, Kamath BM, et al. Predictors of 6-year event-free survival in patients with Alagille syndrome treated with maralixibat, an IBAT inhibitor. Paper presented at: European Society for Paediatric Gastroenterology, Hepatology and Nutrition (ESPGHAN): Annual Meeting; June 22-25, 2022; Copenhagen, Denmark.

49

Supplemental Material

PFIC: Progressive Diseases of Bile-Related Transporters

PFIC

(Progressive Familial Intrahepatic Cholestasis)

Multiple genetic subtypes

Severe pruritus
Stunted growth
Impaired QoL

~80%
Require liver transplant by 18yrs of age

Livmarli®
(maralixibat)

Significant Improvements in Pruritus, Serum Bile Acids, and Bilirubin

Improvements Consistent Across Multiple Subtypes

(PFIC1, PFIC2, PFIC3, PFIC4, PFIC6 and unidentified mutational status)*

62%

With Minimal to No Itch

(Proportion of pruritus score assessments ≤1 after 26wks of treatment)**

Karpen et al, JPGN 2021; Englert et al, Transplantation 2007;84: 1361–1363; Thompson, et al. Oral Presentation, AASLD 2022
*LIVMARLI is not recommended in a subgroup of PFIC type 2 patients with specific ABCB11 variants resulting in non-functional or complete absence of bile salt export pump (e.g. BSEP-3 variant which accounts for approximately 21% of PFIC type 2 patients)
** Proportion of pruritus score assessments recorded as a 0 or 1 on the 0-4 ItchRO[Obs]

50

-1.8 -0.6 -2.0 -1.5 -1.0 -0.5 0.0 MARCH PFIC: Positive Phase 3 Data Across Broad Spectrum of PFIC Types Data are LS Mean with standard error bars. Effect size compared the difference between LIVMARLI and placebo, averaged over the last 3 time periods using a repeated measures mixed effect model. * LIVMARLI LS Mean = Placebo LS Mean; #LS Mean Delta with 95% CI Thompson, et al. Oral Presentation, AASLD 2022 51 LIVMARLI (n=33) Placebo (n=31) C h an ge f ro m b as e lin e in p ru ri tu s m o rn in g sc o re (I tc h R O [O b s] ) Δ: -1.17 (-1.705, -0.642)# p < 0.0001* Proportion of pruritus score assessments ≤ 1 point: 62% LIVMARLI vs 28% placebo (p<0.0001) Significant Pruritus Improvements in All-PFIC Patients Supplemental Material

-157 -200 -150 -100 -50 0 50 MARCH PFIC: Significant Improvements in Markers of Liver Disease Data are LS Mean with standard error bars. Effect size compared the difference between LIVMARLI and placebo, averaged over the last 3 time periods using a repeated measures mixed effect model. * LIVMARLI LS Mean = Placebo LS Mean; #LS Mean Delta with 95% CI; ## Data are mean with standard error bars Thompson, et al. Oral Presentation, AASLD 2022 1 Bilirubin was not a prespecified primary or secondary endpoint that was in hierarchical order 52 3 C h an ge f ro m b as e lin e in s e ru m B A , µ m o l/ L LIVMARLI (n=33) Placebo (n=31) -4 -3 -2 -1 0 1 2 3 4 0 2 4 6 8 10 12 14 16 18 20 22 24 26 Study Week LIVMARLI Placebo C h an ge f ro m B as e lin e , ( m g/ d L) ## Δ: -160 µmol/L (-220.84, -99.97)# p < 0.0001* Bilirubin1Serum Bile Acid Significant Improvements in All-PFIC Patients (PFIC1, PFIC2, PFIC3, PFIC4, PFIC6) Δ: -2.0 (-3.98, -0.03)# p=0.0471* Supplemental Material

PFIC: sBA Response Associated with Transplant-Free Survival Loomes K et al. Hepatol Commun. 2022;6:2379-2390; n=19 (7 sBA responders, 12 sBA non-responders) *NAPPED criteria (van Wessel et al, 2021): sBA responders defined as having an average sBA of <102 μmol/L (if baseline sBA ≥102 μmol/L), OR a ≤-75% average percent change from baseline 53 Time from enrolment (weeks) TF S (% ) 100 60 40 20 80 10 30 50 70 90 0 52 208 260 312104 156 Log-Rank p=0.0006 sBA Responders INDIGO Phase 2: 100% 5-yr Transplant Free Survival in sBA Responders* Supplemental Material

Well-Characterized Safety Profile of LIVMARLI 54 Safety Data of LIVMARLI includes 5 Years of follow-up from 3 randomized studies in ALGS, and 93-patient randomized MARCH study in PFIC Most common adverse events were diarrhea and abdominal pain (ALGS: 41.6 and 38.6 events per 100 person-years, respectively; PFIC: 57.4% vs 19.6% pbo, 27.7% vs 15.2% pbo, respectively) GI adverse reactions were generally mild or moderate severity and self-limiting 6% of patients experienced dose reductions or interruptions due to diarrhea, abdominal pain (ALGS, PFIC) LIVMARLI can cause serious side effects, including liver injury. Changes in certain liver tests are common in patients but may worsen during treatment and should therefore be monitored prior to and during treatment. These changes may be a sign of liver injury and, in PFIC, can be serious or may lead to transplant or death.

Supplemental Material Real World Evidence: IBAT Inhibition Reduces Pruritus and sBA in PSC 55 4 4 3 3 2 4 2 1 2 0 0 0 1 0 0 1 2 3 4 Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 6 Patient 7 196 62 506 70 148 317 136 38 31 79 14 106 433 35 0 100 200 300 400 500 Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 6 Patient 7 Most patients showed reductions in sBA levels sB A le ve ls ( u m o l/ L) C lin ic ia n S cr at ch S ca le Hochberg et al, DDW 2025 Clinician Scratch Scale (CSS) is a 5-point pruritus assessment scale for which 0 = none and 4 = cutaneous mutilations, hemorrhage, scarring; A ≥1-point reduction in CSS is considered clinically meaningful. Bile Acids 6 of 7 subjects with complete or near complete resolution Pruritus Baseline Final follow-up Baseline Final follow-up LIVMARLI Compassionate Use in PSC Patients with Pruritus n=7

Intellectual Property Overview

ALGS PFIC ALGS & PFIC LIVMARLI IP Coverage in the United States to 2040+ 571Approved for grant Method of Treatment: Dosing (2031, 2040) Orange Book Listed – Patent No. 11,229,647 / 11,497,745 / 11,918,578 / 11,260,053 Method of Treatment (2032, 2037) Orange Book Listed – Patent No. 11,376,251 [Pending] Method of Treatment: Dosing (2040, 2043) Method of Treatment (2032) Orange Book Listed – Patent No. 10,512,657 / 11,229,661 / 12,350,267 Orphan Designation (2030) [Pending] Formulation, Manufacturing, Additional Dosing (2042, 2043) [Pending] Formulation, Manufacturing, Additional Dosing (2042) Orphan Designation (2031) Indication Tablet Formulation – Method of Treatment: Dosing and Formulation (2043)1

Volixibat PBC PSC CTX MRM-3379 FXS IP Coverage for Pipeline Indications in the United States 581Assumes standard patent term extension [Pending] Additional Dosing (2042) [Pending] Method of Treatment: Dosing (2032, 2040) Orphan Designation (2032) Composition of Matter (2027) Patent No. 7,956,085 PBC Granted Orphan Designation, 7 years from approval Indication Composition of Matter (2039)1 Patent No. 9,120,770 PSC Eligible for Orphan Designation, 7 years from approval ®

LIVMARLI IP Coverage in Europe to 2040+ 59 Indication Method of Treatment: Dosing (2031, 2040) Orange Book Listed – Patent No. 11,229,647 / 11,497,745 / 11,918,578 / 11,260,053 Method of Treatment (2032) Orange Book Listed – Patent No. 11,376,251 Method of Treatment (2032) Orange Book Listed – Patent No. 10,512,657 / 11,229,661 Orphan Designation (2030) [Pending] Formulation, Manufacturing, Additional Dosing (2042, 2043) ALGS PFIC [Pending] Formulation, Manufacturing, Additional Dosing (2042) [Approved for Grant] Method of Treatment: Dosing (2040) Method of Treatment (2032, Spain and France 2037) Patent No. 2,771,003 [Approved for Grant] Method of Treatment: Dosing (2040) Method of Treatment (2032) Patent No. 2,771,003 [Pending] Formulation, Manufacturing, Additional Dosing (2042) Orp an Designation (2034) Orphan Designation (2034) 1. Orphan designation out to 2034 for ALGS 2. CHMP positive opinion and COMP favorable opinion for PFIC 1 2

IP Coverage for Pipeline Indications in Europe 60 Method of Treatment: Dosing (2031, 2040) Orange Book Listed – Patent No. 11,229,647 / 11,497,745 / 11,918,578 / 11,260,053 Method of Treatment (2032) Orange Book Listed – Patent No. 11,376,251 [Pending] Method of Treatment: Dosing (2040, 2043) Orphan Designation (2030) [Pending] Formulation, Manufacturing, Additional Dosing (2042) Volixibat PBC PSC [Pending] Method of Treatment: Dosing (2040) Composition of Matter (2027) Patent No. 2,084,172 [Pending] Formulation, Manufacturing, Additional Dosing (2042) PSC Granted Orphan Designation, 10 years from approval Indication PBC Granted Orphan Designation, 10 years from approval